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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported) September 21, 2001


                           Rhythms NetConnections Inc.
               (Exact name of Registrant as specified in charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


             333-59393                               33-0747515
     (Commission File Number)             (IRS Employee Identification No.)


     9100 East Mineral Circle, Englewood, Colorado        80112
     (Address of principal executive offices)           (Zip Code)


       Registrant's telephone number, including area code (303) 876-6500


                                 Not Applicable
          (Former name or former address, if changed since last report)

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Item 5. OTHER ITEMS.

     Rhythms NetConnections Inc. (the "Company") announced today that on August 24, 2001, the National Association of Securities Dealers ("NASD") notified the Company that it was delinquent in its required filing of its Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2001 ("2nd Quarter 10-Q") and that if the Company did not file its 2nd Quarter 10-Q by September 24, 2001, the Company's stock would be removed from the over-the-counter Bulletin Board ("OTCBB").

     The Company will not file its 2nd Quarter 10-Q by September 24, 2001, and, as a result, it will be removed from the OTCBB for failure to do so. The Company's shares will be traded on the over-the-counter market (frequently referred to as the "pink sheets") beginning September 24, 2001.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Rhythms NetConnections Inc.
                                             (Registrant)



Date: September 24, 2001                /s/ J. W. Braukman, III
                                        ------------------------------
                                        By:    J. W. Braukman, III
                                        Title: Chief Financial Officer